SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20569

                              _____________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                            Apex Silver Mines Limited
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



       Cayman Islands                                  Not Applicable
________________________________________________________________________________
(State of Incorporation)                      (IRS Employer Identification No.)

Caledonian Houses, Ground Floor
Jennett Street
George Town
Cayman Islands, British West Indies
________________________________________________________________________________
(address of principal executive offices)

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

If this from relates to the registration    If this from relates to the registration
of a class of securities pursuant to        of a class of securities pursuant to
Section 12(b) of the Exchange Act and       Section 12(g) of the Exchange Act and
is effective pursuant to General            is effective pursuant to General
Instruction A.(c), please check the         Instruction A.(d), please check the
following box. [X]                          following box.

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Securities Act registration file number to which this form relates:   333-76181
                                                                      _________
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                            Name of each exchange on which
to be so registered                            each class is to be registered
___________________                            ______________________________
Ordinary Shares Subscription Warrants          American Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

None.

Item 1.           Description of Securities to be Registered.
                  ___________________________________________

                  The descriptions of the ordinary share subscription warrants (the "Warrants") of Apex Silver Mines Limited (the "Registrant") are contained in the registration statement of the Registrant on Form S-3, File No. 333-76181, initially filed with the Securities and Exchange Commission (the "Commission") on April 13, 1999 and is incorporated herein by reference to such filing. See "Description of the Warrants."

Item 2.           Exhibits.
                  _________

                  The Warrants are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Accordingly, the following exhibits are required in accordance with Part II to the instructions regarding exhibits on Form 8-A:

1.       Form of Warrant Certificate.*

2.       Form of Warrant Agreement dated November 5, 1999.**

3.       The  Registrant's   Registration   Statement  on  Form  S-3  (File  No.
         333-76181), as amended, first filed with the Securities and Exchange Commission on April 13, 1999, and incorporated herein by reference.

4.       The Registrant's Memorandum and Articles of Association.***





















_________________________________

     * Included as part of Exhibit 4.7 to the Registration Statement on Form S-3 (File No. 333-76181), as amended, of the Registrant, first filed with the Securities and Exchange Commission on April 13, 1999, and incorporated herein by reference.

     ** Included as Exhibit 4.1 to the Form 8-K of the Registrant, filed with the Securities and Exchange Commission on November 8, 1999, and incorporated herein by reference.

     *** Included as Exhibit 3.1 and 3.2 to the Annual Report on Form 10-K for the year ended December 31, 1997, and incorporated herein by reference.









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



                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         APEX SILVER MINES LIMITED


                                         By:   /s/ Keith R. Hulley
                                               ---------------------------------
                                               Name:    Keith R. Hulley
                                               Title:   Director


Dated: February 18, 2000
































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


                                  EXHIBIT INDEX


Exhibit No.                             Description
___________                             ___________

1.   Form of Warrant Certificate.*

2.   Form of Warrant Agreement dated as of November 5, 1999.**

3. The Registrant's Registration Statement on Form S-3 (File No. 333-76181), as amended, first filed with the Securities and Exchange Commission on April 13, 1999, and incorporated herein by reference.

4.   The Registrant's Memorandum and Articles of Association.***

























_______________________

    * Included as part of Exhibit 4.7 to the Registration Statement on Form S-3 (File No. 333-76181), as amended, first filed with the Securities and Exchange Commission on April 13, 1999, and incorporated herein by reference.

    **   Included as Exhibit 4.1 to the Form 8-K of the  Registrant,  filed with the Securities and Exchange Commission on November 8, 1999, and incorporated herein by reference.

    *** Included as Exhibit 3.1 and 3.2 to the Annual Report on Form 10-K for the year ended December 31, 1997, and incorporated herein by reference.





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